UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York

(Address of principal executive offices)

10019

(Zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 13, 2016, Delcath Systems, Inc. (the “Company”) closed (the “Closing”) its senior secured convertible note financing (the “Notes Financing”) pursuant to a Securities Purchase Agreement dated June 6, 2016 (the “SPA”) between the Company and certain buyers as set forth in the Schedule of Buyers attached to the SPA (the “Buyers”), as previously described in the Company’s Current Report on Form 8-K as filed with the Commission on June 7, 2016 (“Prior 8-K”).

In relation to the Closing, the Company issued $35 million aggregate principal amount of senior secured convertible notes (the “Notes”). The Notes were issued at an 8 percent original issue discount to the principal amount of Notes (a purchase price of $920 for each $1,000 principal amount of Notes and related Warrants) for aggregate proceeds of $32.2 million. The Notes do not bear any ordinary interest and provide that the Company will repay the principal amount of the Notes in equal monthly installments beginning seven (7) months after the original date of issuance.

The Notes are secured pursuant to the Security Agreement described in Item 1.01 of the Prior 8-K which creates a first priority security interest in all of the personal property (other than Excluded Collateral (as defined in the Security Agreement)) of the Company of every kind and description, tangible or intangible, whether currently owned and existing or created or acquired in the future.

The material terms of the Notes and the Security Agreement are set forth in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

The form of Notes and the Security Agreement were attached to the Prior 8-K as Exhibits B and C, respectively, to the SPA in Exhibit 10.1 and are hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As described in Item 2.03 of this report, which is hereby incorporated by reference to the extent applicable, on June 13, 2016, the Company issued $35 million of the Notes which are convertible into the Company’s shares of common stock (“Common Stock”) at a conversion price of $0.2743, which is equal to 110% of the quotient of (i) the sum of the volume-weighted average price of the Common Stock on each of the three (3) consecutive trading days ending and including June 10, 2016, divided by (ii) three (3), subject to adjustment as provided in the Notes.

The monthly installment payments under the Notes may also be settled at the Company’s election in shares of Common Stock. The price at which the Company will convert the installment amounts is equal to the lowest of (i) the then prevailing conversion price as described above and (ii) initially 85% of the arithmetic average of the lower of (x) the three (3) lowest daily weighted average prices of the Common Stock during the twenty (20) consecutive trading day period ending on the trading day immediately preceding the installment date and (y) the weighted average price of the Common Stock on the trading day immediately preceding the installment date, subject in all cases to a floor price of $0.05.

The Company issued related Series C Warrants (the “Warrants”) exercisable by the holder beginning on the one-year anniversary of the issuance after the date of issuance and continuing for a period five (5) years thereafter at an initial exercise price of $0.3017, subject to adjustment as contained in the Warrant.

The Notes and Warrants were issued pursuant to the exemption from the registration requirements of the Securities Act 1933, as amended (the “1933 Act”), provided under Section 4(a)(2) thereof and pursuant to Rule 506 of Regulation D only to “accredited investors” (as defined under Rule 501(a) of the 1933 Act) based in part on the representations and warranties of the investors.

The material terms of the Notes and the Warrants are set forth in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

The form of Notes and the Warrants were attached to the Prior 8-K as Exhibits A and B, respectively, to the SPA in Exhibit 10.1 and are hereby incorporated by reference.

Item 8.01.	Other Events

Following the Company’s entry into the SPA, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) relating to its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company will request that its stockholders consider, among other things, the election of directors and the approval of certain proposals relating to the Notes Financing. The Company has set July 19, 2016 as the date for the Annual Meeting. The date, time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement to be filed with the SEC.

Because the date of the Annual Meeting is more than 30 days after the anniversary date of the Company’s 2015 Annual Meeting of Stockholders held on June 10, 2015, in accordance with Rule 14a-5 and Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company hereby notifies its stockholders of a new deadline for the receipt of stockholder proposals to be submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for the Annual Meeting. In order to be considered timely, such proposals must be received at the Company’s principal executive offices at Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019, Attn: Barbra C. Keck, no later than the close of business on June 27, 2016, and must also comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in the Company’s proxy materials. Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, in order for a stockholder proposal or director nomination made outside of Rule 14a-8 to be considered timely, it must be received by the Company at least 60 days prior to the meeting date. Such deadline was May 19, 2016.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Senior Secured Convertible Note, filed as Exhibit A to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Commission on June 7, 2016.

10.2	Form of Warrant, filed as Exhibit B to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Commission on June 7, 2016.

10.3	Form of Security and Pledge Agreement, filed as Exhibit C to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Commission on June 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: June 17, 2016	By: /s/ Jennifer Simpson
Name: Jennifer Simpson
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Senior Secured Convertible Note, filed as Exhibit A to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Commission on June 7, 2016.

10.2	Form of Warrant, filed as Exhibit B to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Commission on June 7, 2016.

10.3	Form of Security and Pledge Agreement, filed as Exhibit C to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Commission on June 7, 2016.